================================================================


                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



                         October 1, 2001
        Date of Report (Date of earliest event reported)


                    Commodore Minerals, Inc.
                   (d/b/a INTAC International)
     (Exact name of registrant as specified in its charter)



               Nevada                000-32621         98-0336945
    (State or other jurisdiction    (Commission       (IRS Employer
          of incorporation)        File Number)    Identification No.)



    Unit 1809, 18/F., Modern Warehouse
      6 Shing Yip Street, Kwun Tong
            Kowloon, Hong Kong                       N/A
     (Address of principal executive              (Zip Code)
                 offices)



                         (852) 2385.8789
       Registrant's telephone number, including area code



                 Suite 414, 1859 Spyglass Place
                      Vancouver, BC, Canada
  (Former name or former address, if changed since last report)


================================================================

Item 1.  CHANGES IN CONTROL OF REGISTRANT

     Pursuant to a Stock Purchase Agreement dated September 28, 2001 between Grayson Hand and Wei Zhou (the "Stock Purchase Agreement"), 7,000,000 shares of our common stock held by Mr. Hand, our former Chief Executive Officer, were sold to Mr. Zhou in a privately negotiated transaction consummated October 1, 2001. After this transaction, which resulted in a change in control of Commodore Minerals, Mr. Hand held no additional shares of our common stock.

     In addition to the shares acquired from Mr. Hand pursuant to the Stock Purchase Agreement, Mr. Zhou has also received 4,950,000 shares of our common stock directly from us in connection with the acquisition of INTAC International Holdings Limited, a Hong Kong corporation previously controlled by Mr. Zhou. This transaction closed as of October 13, 2001. As a result, Mr. Zhou currently owns 11,950,000 shares of our common stock representing approximately 64.4% of the issued and outstanding capital stock of Commodore Minerals.

     INTAC International, formed January 3, 2001, is a distributor of wireless handsets in the global wireless telecommunications market. Its customers include wholesalers, agents, retailers and others wireless equipment distributors worldwide. INTAC International, through its operations and sales offices in Frankfurt, Germany and Hong Kong, distributes wireless products manufactured by many of the major equipment manufacturers including Nokia, Motorola, Siemens, Ericsson and Samsung. We intend to expand our distribution network into Beijing, China during the first six months of 2002. We will file a subsequent Current Report on Form 8-K (under Item 2 thereof) that describes, in detail, this acquisition and the business of INTAC International. Pursuant to the rules promulgated by the Securities and Exchange Commission, this Current Report on Form 8-K will be filed no later than October 28, 2001.

     Pursuant to the Stock Purchase Agreement, Wei Zhou and Hans Schuld became directors of the Company on October 12, 2001 and the former directors, Grayson Hand and Gordon Keevil, resigned. Apart from the transactions contemplated by the Stock Purchase Agreement, the new directors appointed J. David Darnell as an additional member of the Board of Directors of Commodore Minerals.

     On October 4, 2001, we retained James B. Stephens as our Vice President-Finance and Acting Principal Financial and Accounting Officer. He is not a full-time employee. Currently, Mr. Stephens provides services to us on an as-needed basis pursuant to the terms of a Consulting Services Agreement.

     Accordingly, our directors and executive officers currently consist of:

              Name              Age            Position
    -------------------------  ------ --------------------------

    Wei Zhou                     32   Chief Executive Officer,
                                      President, Secretary and
                                      Director

    James B. Stephens            56   Vice President-Finance
                                      (Acting Principal
                                      Financial and Accounting
                                      Officer)

    Hans Schuld                  53   Director

    J. David Darnell             55   Director

     Wei Zhou is our Chief Executive Officer, President and Secretary. Mr. Zhou became a director on October 12, 2001.
Mr. Zhou is responsible for all of our day-to-day operations. From January 1997 through September 27, 2001, Mr. Zhou served as Managing Director of Tai Pan Trading GmbH, a Frankfurt, Germany-based enterprise that distributes mobile telecommunications equipment worldwide.

     James B. Stephens became our Vice President-Finance on October 4, 2001. He also serves as our Acting Principal Financial and Accounting Officer. Prior to accepting an engagement with us, Mr. Stephens acted as Project Manger for Crescent Real Estate Equities, Ltd., a $5.0 billion public REIT, from 2000 through 2001 where he was responsible for the oversight and supervision of specific IT infrastructure projects. From 1994 to 1999, he was Vice President, Controller and Chief Accounting Officer for Pacific Retail Trust, a privately-held Real Estate Investment Trust and from 1989 to 1994, he acted as an outside consultant to various companies serving senior financial advisory roles. Prior to that, Mr. Stephens acted as Chief Accounting Officer for J.D. Sims & Co., (1987 and 1988), Chief Financial Officer for Daseke Commercial Properties (1986) and Chief Financial Officer for Blaeser Development Corp. (1981-1986), each of which was engaged in real estate development.

     Hans Schuld is a retired executive from IBM. Mr. Schuld became a director on October 12, 2001. In 1993, Mr. Schuld accepted a position with IBM's European Headquarters serving as Program Manager of RS6000 Supply and Demand Operations for Europe and certain emerging countries in the Middle East and Africa.
Mr. Schuld retired from IBM in June 2000.

     J. David Darnell is the Senior Vice President and Chief Financial Office of Nucentrix Broadband Networks, Inc. (Nasdaq:
NCNX), a provider of broadband wireless Internet and multichannel video services. Mr. Darnell became a director on October 13, 2001. From 1997 to October 2000, he served as Senior Vice President and Chief Financial Officer of ILD Telecommunications, Inc., a nationwide facilities-based provider of prepaid phone services and telecommunications outsourcing services. From 1993 to 1997, Mr. Darnell was Senior Vice President, Finance and Chief Financial Officer for SA Telecommunications, Inc., a publicly held, full-service interexchange carrier that provided a wide range of telecommunications services. From 1990 to 1993, Mr. Darnell served as Chief Financial Officer of Messagephone, Inc., a telecommunications technology and intellectual property firm. Before that, Mr. Darnell served as a financial executive in several other industries, including insurance, transportation, manufacturing and real estate.

     Additional information responsive to this Item can be found in "Item 5. Other Events."

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Effective October 13, 2001, we dismissed Morgan & Company, Chartered Accountants ("Morgan") as our independent accountants, and selected KPMG LLP as our independent accountants to audit our financial statements for the year ending December 31, 2001. Our board of directors recommended and approved the change in our independent accountants. Morgan audited our financial statements for the period from inception
(September 20, 2000) to November 30, 2000. We elected to change our independent accountants upon our acquisition of Intac International Holdings Limited, a Hong Kong corporation, controlled by Wei Zhou, which followed Mr. Zhou's acquisition of control of our company on October 1, 2001.

     Morgan's report for the period ended November 30, 2000 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to certainty, audit scope or accounting principles.

     Since inception, there were no disagreements with Morgan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Morgan, would have caused Morgan to make reference to the subject matter of the disagreement in connection with its report.

     We have provided Morgan with a copy of the disclosure we are making in this Item 4. Morgan has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by us in this Item 4. We have filed a copy of Morgan 's letter as Exhibit 16.1 to this Current Report.

     (b) On October 13, 2001, we selected KPMG LLP as our independent accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2001.

Item 5.  OTHER EVENTS

Press Releases

     On October 3, 2001, we issued a press release relating to the change of control of Commodore Minerals. As permitted by General Instruction F to the Current Report on Form 8-K, this press release has been attached as Exhibit 99.1 and is incorporated herein by reference.

     On October 14, 2001 we issued a press release relating to the successful completion of our strategic redirection involving
(1) the acquisition of Intac International Holdings Limited, (2) the appointment of J. David Darnell as a director, (3) the selection of KPMG LLP as our independent accountants and (4) our name change and ticker symbol change. As permitted by General Instruction F to the Current Report on Form 8-K, this press release has been attached as Exhibit 99.2 and is incorporated herein by reference.

Amended and Restated Bylaws

     Effective October 13, 2001, we amended and restated our bylaws as set forth in Exhibit 3.1 attached hereto.

Stock Sale

     In connection with the change of control described in "Item
1 - Changes in Control of Registrant" above, Mr. Hand received
$370,000 cash.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          None.

     (b)  Pro forma Financial Information.

          None.

     (c)  Exhibits.

          3.1 Amended and Restated Bylaws of the Registrant, as amended October 13, 2001

          16.1 Letter from Morgan & Company, former independent public accountant, to the Securities and Exchange
               Commission regarding change in certifying accountant

          99.1 Press Release, dated October 3, 2001

          99.2 Press Release, dated October 14, 2001

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Commodore Minerals, Inc.
                              (d/b/a INTAC International)

Date:  October 15, 2001
                              By:   /s/ Wei Zhou
                                 -----------------------------
                                   Wei Zhou
                                   Chief Executive Officer

                        INDEX TO EXHIBITS


 Exhibit                    Description
--------   ----------------------------------------------

   3.1 Amended and Restated Bylaws of the Registrant, as amended October 13, 2001

  16.1 Letter from Morgan & Company, former independent public accountant, to the Securities and Exchange
          Commission regarding change in certifying accountant

  99.1    Press Release, dated October 3, 2001

  99.2    Press Release, dated October 14, 2001